Segment Information and Revenue Analysis	12 Months Ended
Jun. 30, 2018
Segment Information and Revenue Analysis [Abstract]
SEGMENT INFORMATION AND REVENUE ANALYSIS

NOTE 21 – SEGMENT INFORMATION AND REVENUE ANALYSIS

The Company follows ASC 280, Segment Reporting, which requires that companies to disclose segment data based on how management makes decision about allocating resources to each segment and evaluating their performances. The Company has one reporting segment. The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company. The Company has one operating segment. The Company’s revenue and net income are substantially derived from enterprise application services and financial industry IT services.

The Company’s operations are primarily based in China, where the Company derives a substantial portion of their revenues. For the year ended June 30, 2018, revenues generated in mainland China, Hong Kong, Australia and Taiwan were $ 47,196,672, $1,414,174, $210,984 and $116,763, respectively. For the year ended June 30, 2017, revenues generated in mainland China, Hong Kong and Australia were $30,822,390, $362,892 and $176,694, respectively. For year ended June 30, 2016, all revenues were generated in mainland China.

The following table presents revenues by the service lines for the years ended June 30, 2018, 2017 and 2016.

	For the years ended June 30,
	2018	2017	2016
Fintech IT consulting service	$47,159,651	$29,146,470	$28,015,173
Customized IT solution service	1,634,100	1,846,423	927,185
Other	144,842	369,083	81,820
Total	$48,938,593	$31,361,976	$29,024,178